UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:

                                 April 28, 2006
                        (Date of earliest event reported)

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                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                                                                  33-0976805
       33-0976805                                               (IRS Employer
(Commission File Number)                                     Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and zip code)

                                  905-787-8225
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On April 28, 2006, the Registrant entered into a subscription agreement with Zhengyou Zhang, a non-U.S., unaffiliated investor, for the private sale of 5,000,000 shares of its common stock for $5,000,000. The transaction is being made in reliance on the provisions of Regulation S and Regulation D under the Securities Act of 1933 and on Section 4(2) of the Act.

     The shares have not been registered under the Securities Act, and may be offered, resold, pledged or otherwise transferred only (a) pursuant to an effective registration statement filed under the Securities Act, (b) to non-U.S. persons in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S, (c) pursuant to the resale limitations of Rule 905 of Regulation S, or (d) pursuant to an exemption from registration under the Act provided by Rule 144. In connection with the transaction, the Registrant is obligated to pay a $125,000 investment banking fee pursuant to an existing agreement. The net proceeds of the transaction will be used for working capital and general corporate purposes.

     The foregoing description of the agreement is a summary, and is not intended to be complete. The form of agreement is filed as an exhibit to this Form 8-K, the full text of which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                          Description
-----------                          -----------

  10.1           Form of Subscription Agreement, dated April 27, 2006

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOBAL PHARMATECH, INC.



Date:  May 2, 2006                  By: /s/ Xiaobo Sun
                                       -----------------------------------------
                                    Name:  Xiaobo Sun
                                    Title: President and Chief Executive Officer


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